MONTEAGLE FUNDS

on behalf of its separate series

MONTEAGLE SELECT VALUE FUND

Supplement dated August 17, 2017

to the Prospectus dated June 9, 2017

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This Supplement to the Prospectus (the “Prospectus”) for the Monteagle Select Value Fund (the “Fund”), a series of the Monteagle Funds (the “Trust”), updates the Prospectus for the Fund dated June 9, 2017 to amend certain information as described below.

1.

The Section entitled “Your Account – Minimum Investments”

Minimum Investments. The minimum initial investment for the Fund is $10,000. There is no minimum for additional investments. Management of the Fund may choose to waive the initial investment minimum.

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Shareholders should read this Supplement in conjunction with the Prospectus, as well as the Fund’s Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at (888) 263-5593.

Investors should retain this supplement for future reference.

MONTEAGLE FUNDS

on behalf of its separate series

MONTEAGLE SELECT VALUE FUND

Supplement dated August 17, 2017

to the Statement of Additional Information dated June 9, 2017

____________________________________________________________________________

The information in this Supplement amends certain information contained in the currently effective Statement of Additional Information for the Fund dated June 9, 2017 and should be read in conjunction with such Statement of Additional Information.

1.

The Section entitled “Purchase and Redemption of Shares”

Each Fund offers Class I shares. Class I Shares may be purchased by contacting the Transfer Agent at 1-888-263-5593 and by completing the application. Shares of any Fund may be purchased at the net asset value per share next determined after receipt and acceptance of the purchase order. Investors may invest any amount as often as they wish subject to the minimum investment and eligibility requirements and subject to the restrictions on excessive trading discussed below.

The minimum investment is $50,000 for Class I shares of the Monteagle Fixed Income Fund, Monteagle Informed Investor Growth Fund, Monteagle Quality Growth Fund, Monteagle Value Fund and The Texas Fund, unless you invest using an Automatic Investment Plan. The minimum investment is $10,000 for Class I shares of the Monteagle Select Value Fund, unless you invest using an Automatic Investment Plan. See the prospectuses for more information. Subject to the minimum investment amount, shares may also be purchased by exchange. Shares of a Fund may be purchased by clients of certain financial institutions (which may include banks), securities dealers and other industry professionals. See “Purchases Through Financial Institutions” below.

Class I shares of the Funds are offered to institutional investors and may be purchased by:

 • A bank, trust company or other type of depository institutions;

 • An insurance company, investment company, endowment or foundation purchasing shares for its own account;

 • A 401(k), 403(b) or 457(b) plan or the custodian for such a plan;

 • Other qualified or non-qualified employee benefit plans, including pension, profit sharing, health and welfare, or other employee benefit plans that meet the following definition of an “Eligible Benefit Plan”: “Eligible Benefit Plans” are qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan’s or program’s aggregate investment in the Monteagle Family of Funds exceeds

$1,000,000;

 • Monteagle Trustees and their immediate family members, Fund Counsel and Monteagle officers, employees and their immediate family members, including parents, and siblings may also purchase Class I shares; and

 • Any person that meets the $50,000 minimum for the Monteagle Fixed Income Fund, Monteagle Informed Investor Growth Fund, Monteagle Quality Growth Fund, Monteagle Value Fund and The Texas Fund or any person that meets the $10,000 minimum for the Moneagle Select Value Fund. The Funds reserve the right to change the criteria for investors eligible for Class I shares. Monteagle reserves the right to reimburse certain expenses of Class I shareholders who have a significant investment, at its discretion. The reimbursement will not be paid by the Fund in any way.

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Shareholders should read this Supplement in conjunction with the Prospectus, as well as the Fund’s Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at (888) 263-5593.

Please retain this Supplement for future reference.